Exhibit 10.18

AWARD / CONTRACT	1. THIS CONTRACT IS A RATED ORDER	RATING	PAGE of PAGES
	UNDER DPAS(15 CFR 350) è	DO-A7	1	16

2. CONTRACT (PROC. INST. IDENT.) NO.	3. EFFECTIVE DATE	4. REQUISITION/ PURCHASE REQUEST/ PROJECT NO.
F30602-03-C-0119	4. Aug 2003	See Section G

5. ISSUED BY AFRL/IFKE USAF,AFMC AIR FORCE RESEARCH LABORATORY 26 ELECTRONIC PARKWAY ROME NY 13441-4514 GAIL A. PERSON 315 330-7699 Gail.Person@rl.af.mil	CODE FA8750	6. ADMINISTERED BY (IF OTHER THAN ITEM 5) DCMA SEATTLE CORPORATE CAMPUS EAST III 3009 112TH AVE NE SUITE 200 BELLEVUE WA 98004-8019 SCD: C PAS: (NONE)	CODE S4801A

7. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY, STATE AND ZIP CODE) LUMERA CORPORATION 19910 NORTH CREEK PARKWAY BOTHELL WA 98011-8215 (425) 398-6540						8. DELIVERY ☐ FOB Origin ☒ Other (see below) 9. DISCOUNT FOR PROMPT PAYMENT N

CAGE CODE 1PJCB			FACILITY CODE			10. SUBMIT INVOICES (4 COPIES UNLESS OTHERWISE SPECIFIED) TO THE ADDRESS SHOWN IN è	ITEM See Block 12
11. SHIP TO / MARK FOR See Section F		CODE	__________	12. PAYMENT WILL BE MADE BY DFAS-CO/WEST ENTITLEMENT OPER P O BOX 182381 COLUMBUS OH 43218-2381 EFT: T		CODE	HQ0339
13. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION				14. ACCOUNTING AND APPROPRIATION DATA See Section G
15A. ITEM NO See Section B	15B. SUPPLIES/SERVICES			15C. QUANTITY	15D. UNIT	15E.UNIT PRICE	15F. AMOUNT
				15G. TOTAL AMOUNT OF CONTRACT		è	$497,365.00

16. Table of Contents

	SEC	DESCRIPTION	PAGE(S)		SEC	DESCRIPTION	PAGE(S)
		PART – THE SCHEDULE				PART II – CONTRACT CLAUSES
✓	A	SOLICITATION/CONTRACT FORM	1	✓	I	CONTRACT CLAUSES	12

✓	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2			PART III – LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS

✓	C	DESCRIPTION/SPECS/WORK STATEMENT	4	✓	J	LIST OF ATTACHMENTS	16

✓	D	PACKAGING AND MARKING	5			PART IV – REPRESENTATIONS AND INSTRUCTIONS

✓	E	INSPECTION AND ACCEPTANCE	6		K	REPRESENTATIONS, CERTIFICATIONS OTHER STATEMENTS OF OFFERORS
✓	F	DELIVERIES OR PERFORMANCE	7

✓	G	CONTRACT ADMINISTRATION DATA	9		L	INSTRS., CONDS., AND NOTICES TO

✓	H	SPECIAL CONTRACT REQUIREMENTS	11		M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ Contractor’s Negotiated Agreement

(Contractor is required to sign this document and return 1 copies to issuing office). Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☐ Award (Contractor is not required to sign this document). Your offer on solicitation number, including the additions or changes made by you which additions or changes set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT) THOMAS D. MINO CEO	20A. NAME OF CONTRACTING OFFICER ROBERT E. KLEES

19B. Name of Contractor		19C. Date Signed	20B. United States of America		20C. Date Signed

by:	/s/ THOMAS D. MINO	7/28/03	by:	/s/ ROBERT E. KLEES	4 Aug 2003
(signature of person authorized to sign)				(signature of Contracting Officer)

NSN 7540-01-152-8069 Previous Editions unusable ConWrite Version 5.3.7	STANDARD FORM 26 (REV 4.55) 8 Prescribed by GSA FAR (48CFR) 53.214(a) Created 25 Jul 2003 9:14 AM

07/28/03 MON 11:45 [TX/RX NO 7653]

PART I - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM	SUPPLIES OR SERVICES		Qty Purch Unit	Unit Price Total Item Amount
0001			1	EST $497,365.00
			Lot	EST $497,365.00
	Noun:	HARDWARE
	ACRN:	9
	NSN:	N - Not Applicable
	Contract type:	S - COST
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
A. Hardware in accordance with paragraph 4.0 of Attachment No. 1, Statement of Work entitled “Polymer-Based Linearized EO Modulator” dated 5 Jun 2003.

B. Payment instructions for the subline items shown below are contained in Section G.

000101
	Noun:	Funding Info Only
	ACRN:	AA	$100,000.00
Descriptive Data:
A. Hardware in accordance with paragraph 4.0 of Attachment No. 1, Statement of Work entitled “Polymer-Based Linearized EO Modulator” dated 5 June 2003.

B. Payment instructions for the subline items shown below are contained in Section G.

0002
	Noun:	DATA
	Exhibit:	A
	NSN:	N - Not Applicable
	DD1423 is Exhibit:	A
Descriptive Data:
Data in accordance with Exhibit A, Contract Data Requirements List dated 5 Jun 2003. Quantity and delivery schedule shall be as specified on Exhibit A.

SECTION B F30602-03-C-0119

PART I - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

B050 ALLOWABLE COST AND PAYMENT (COST CONTRACTS (NO FEE)) (SEP 1997)

Contractor shall be reimbursed for performance of this contract in accordance with the contract clauses and the following additional terms:

The total estimated cost of performance is $497,365.00

Applicable to following Line Items: ALL

B054 IMPLEMENTATION OF LIMITATION OF FUNDS (FEB 2003) (TAILORED)

(a) The sum allotted to this contract and available for payment of costs under 0001/0002 through 30 Sep 2003 in accordance with the clause in Section I entitled “Limitation of Funds” is $497,365.00.

SECTION B F30602-03-C-0119

PART I - THE SCHEDULE

SECTION C - DESCRIPTION/SPECS./WORK STATEMENT

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

C003 INCORPORATED DOCUMENTS/REQUIREMENTS (APR 1998)

1.	The following documents, as they may be amended below, are a part of this contract:

(a)	Attachment No. 1, Statement of Work entitled, “Polymer-Based Linearized EO Modulator”, dated 5 Jun 2003.

(b)	Exhibit A entitled “Contract Data Requirements List,” dated 5 Jun 2003.

SECTION C F30602-03-C-0119

PART I - THE SCHEDULE

SECTION D - PACKAGING AND MARKING

NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

5352.247-9008 CONTRACTOR COMMERCIAL PACKAGING (AFMC) (SEP 1998)

SECTION D F30602-03-C-0119

PART I-THE SCHEDULE

SECTION E - INSPECTION AND ACCEPTANCE

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.246-08	INSPECTION OF RESEARCH AND DEVELOPMENT— COST-REIMBURSEMENT (MAY 2001) -ALTERNATE I (APR 1984)

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

252.24.6-7000	MATERIAL INSPECTION AND RECEIVING REPORT (MAR 2003)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

E007 INSPECTION AND ACCEPTANCE AUTHORITY (APR 1998)

Inspection and acceptance for all Contract and Exhibit Lines or Subline Items shall be accomplished by the Program Manager, Air Force Research Laboratory, Rome, NY.

SECTION E F30602-03-C-0119

PART I - THE SCHEDULE

SECTION F - DELIVERIES OR PERFORMANCE

ITEM	SUPPLIES SCHEDULE DATA	QTY	SHIP TO	MARK FOR	TRANS PRI	DATE
0001		1	FA8750			ASREQ
	Noun:	HARDWARE
	ACRN:	9

Descriptive Data:

A Kickoff Meeting shall be Held at the Contractor’s Facility within 30 days after contract effective date.

Oral Presentations shall be held as follows every 6 months alternating between AFRL

Rome Research Facility and the Contractor’s Facility.

SHIP HARDWARE TO:

ATTN: Transportation Officer, FA8750

Air Force Research Laboratory/IFOLST

Marked For: AFRL/SNDP/Brian F McLeaon/7348

Contract No.:F30602-03-C-0119

120 Electronic Parkway

Rome NY 13441-4503

SECTION F F30602-03-C-0119

PART I - THE SCHEDULE

SECTION F - DELIVERIES OR PERFORMANCE

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.242-15	STOP-WORK ORDER (AUG1989) - ALTERNATE I (APR 1984)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

F005 DELIVERY OF REPORTS (OCT1998)

(a)All data shall be delivered in accordance with the delivery schedule shown on the Contract Data Requirements List, attachments, or as incorporated by reference.

(b)All reports and correspondence submitted under this contract shall include the contract number and project number and be forwarded prepaid. A copy of the letters of transmittal shall be delivered to the Procuring Contracting Officer (PCO) and Administrative Contracting Officer (ACO). The addresses are set forth on the contract award cover page. All other address(es) and code(s) for consignee(s) are as set forth in the contract or incorporated by reference.

SECTION F F30602-03-C-0119

PART I - THE SCHEDULE

SECTION G - CONTRACT ADMINISTRATION DATA

ACRN	Appropriation/Lmt Subhead/Supplemental Accounting Data			Obligation Amount
AA				$100,000.00
	57 33600 293 4707 625028 000000 38635 62500F 503000 F03000
	Funding breakdown:	On CLIN 000101:	$100,000.00
	PR/MIPR:	FA8750-03-08635	$100,000.00
	Descriptive data: Job Order No.: 517DSN02 Purchase Request No.: D38635 Funding Document No.: BA3-1

SECTION G F30602-03-C-0119

PART I-THE SCHEDULE

SECTION G-CONTRACT ADMINISTRATION DATA

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

G006 INVOICE AND PAYMENT-COST REIMBURSEMENT (FEB1997)

Invoices (or public vouchers), supported by a statement of cost for performance under this contract, shall be submitted to the cognizant Defense Contract Audit Agency (DCAA) office. Under the provisions of DFARS 242.803(b), the DCAA auditor, is designated as the authorized representative of the contracting officer (CO) for examining vouchers received directly from the contractor.

SECTION G F30602-03-C-0119

PART I-THE SCHEDULE

SECTION H - SPECIAL CONTRACT REQUIREMENTS

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

H025 INCORPORATION OF SECTION K (OCT 1998)

Section K of the solicitation is hereby incorporated by reference.

H055 INSURANCE CLAUSE IMPLEMENTATION (FEB 2003)

The Contractor shall obtain and maintain the minimum kinds and amounts of insurance during performance of this contract as specified by FAR 28.307-2, Liability, and contemplated by FAR 52.228-5, Insurance—Work on a Government Installation, and/or 52.228-7, Insurance— Liability to Third Persons.

IFK-H001 INDIRECT COST LIMITATION (JUL 2003)

INDIRECT COST RATE LIMITATION

(a) Notwithstanding any provisions to the contrary, the Contractor shall not be reimbursed for otherwise allowable indirect costs resulting from the application of indirect cost rates in excess of the following ceiling rates:

INDIRECT COST CATEGORY	NEGOTIATED CEILING RATE
Fringe Benefits	25.76 percent
Labor Overhead	160.00 percent
General and Administrative (G&A)	70.00 percent

(b) In the event that final indirect cost rates, as determined in accordance with the provisions of the clause of this contract entitled “ALLOWABLE COST AND PAYMENT” are lower than the negotiated ceiling rates set forth in subparagraph (a) above, reimbursement shall be based on the lower final indirect cost rates.

(c) Unreimbursed costs resulting from application of the provisions of this clause shall not be charged to any other direct or indirect cost account in such a manner as to result in recoupment of the unreimbursed costs on this or any other Government contract or assistance agreement.

(d) If the methodology of indirect cost allocation changes during performance of this contract, then, subject to such approvals as would otherwise be required for cost accounting changes, the indirect cost rate ceilings set forth in subparagraph (a) above shall be equitably adjusted to reflect the approved change in methodology.

SECTION H F30602-03-C-0119

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

Contract Clauses in this section are from the FAR, Defense FAR Sup, Air Force FAR Sup, and the Air Force Materiel Command FAR Sup, and are current through the following updates:

Database_Version: 5.3.x.200; Issued: 6/27/2003; Clauses: ; FAR: FAC 2001-14; DFAR: DCN20030620; DL.: DL98-021; Class Deviations: CD 2002o0003; AFFAR: 2002 Edition; AFMCFAR: AFMCAC 02-01; AFAC: AFAC 2003-0501; IPN: 98-009

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.202-01	DEFINITIONS (DEC 2001)
52.203-03	GRATUITIES (APR 1984)
52.203-05	COVENANT AGAINST CONTINGENT FEES (APR 1984)
52.203-06	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL 1995)
52.203-07	ANTI-KICKBACK PROCEDURES (JUL 1995)
52.203-08	CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)
52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)
52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (JUN 2003)
52.204-04	PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER (AUG 2000)
52.209-06	PROTECTING THE GOVERNMENT’S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL 1995)
52.211-05	MATERIAL REQUIREMENTS (AUG 2000)
52.215-02	AUDIT AND RECORDS — NEGOTIATION (JUN 1999)
52.215-08	ORDER OF PRECEDENCE—UNIFORM CONTRACT FORMAT (OCT 1997)
52.215-14	INTEGRITY OF UNIT PRICES (OCT 1997) - ALTERNATE I (OCT 1997)
52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS (DEC 1998)
52.215-17	WAIVER OF FACILITIES CAPITAL COST OF MONEY (OCT 1997)
52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS (OCT 1997)
52.215-19	NOTIFICATION OF OWNERSHIP CHANGES (OCT 1997)
52.216-07	ALLOWABLE COST AND PAYMENT (DEC 2002)
52.216-11	COST CONTRACT—NO FEE (APR 1984)
52.219-08	UTILIZATION OF SMALL BUSINESS CONCERNS (OCT 2000)
52.222-02	PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)
Para (a), Dollar amount is ‘zero’
52.222-03	CONVICT LABOR (JUN 2003)
52.222-21	PROHIBITION OF SEGREGATED FACILITIES (FEB 1999)
52.222-26	EQUAL OPPORTUNITY (APR 2002)
52.222-35	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)
52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES (JUN 1998)
52.222-37	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)
52.223-06	DRUG-FREE WORKPLACE (MAY 2001)
52.223-14	TOXIC CHEMICAL RELEASE REPORTING (JUN 2003)
52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (JUN 2003)
52.227-01	AUTHORIZATION AND CONSENT (JUL 1995) - ALTERNATE I (APR 1984)

SECTION I F30602-03-C-0119

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

52.227-02	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT
(AUG 1996)
52.227-12	PATENT RIGHTS—RETENTION BY THE CONTRACTOR (LONG FORM) (JAN 1997)
para (1), insert agency instructions for communications ‘All documents and information required by the patent rights and/or patent reporting clauses set forth in Section I of this contract shall be submitted to the Administrative Contracting Officer and to Air Force Research Laboratory/IFOJ,
26 Electronic Parkway, Rome NY 13441-4514. The AFRL/IFOJ patent administrator can be reached at Area Code (315) 330-2087 or DSN 587-2087. This notice also constitutes a request
(see FAR 52.227-12(f)(10) or DFARS 252.227-7039(c), as applicable) for submission of a copy of the patent application, when filed, along with the patent application serial number, filing date, subsequent U.S. patent number and issue date, as received.’
52.228-07	INSURANCE—LIABILITY TO THIRD PERSONS (MAR 1996)
52.232-09	LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)
52.232-17	INTEREST (JUN 1996)
52.232-22	LIMITATION OF FUNDS (APR 1984)
52.232-23	ASSIGNMENT OF CLAIMS (JAN 1986) - ALTERNATE I (APR 1984)
52.232-25	PROMPT PAYMENT (FEB 2002)
52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER—CENTRAL CONTRACTOR
REGISTRATION (MAY 1999)
52.233-01	DISPUTES (JUL 2002)
52.233-03	PROTEST AFTER AWARD (AUG 1996) - ALTERNATE I (JUN 1985)
52.242-01	NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)
52.242-04	CERTIFICATION OF FINAL INDIRECT COSTS (JAN 1997)
52.242-13	BANKRUPTCY (JUL 1995)
52.243-02	CHANGES — COST-REIMBURSEMENT (AUG 1987) - ALTERNATE V (APR 1984)
52.244-02	SUBCONTRACTS (AUG 1998) - ALTERNATE I (AUG 1998)
Para (e), Contractor shall obtain the Contracting Officer’s written consent before placing the following subcontracts: ‘None’
Para (k), Insert subcontracts which were evaluated during negotiations: ‘None’
52.244-05	COMPETITION IN SUBCONTRACTING (DEC 1996)
52.245-05	GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR
LABOR-HOUR CONTRACTS) (JUN 2003)
52.246-23	LIMITATION OF LIABILITY (FEB 1997)
52.247-01	COMMERCIAL BILL OF LADING NOTATIONS (APR 1984)
52.247-67	SUBMISSION OF COMMERCIAL TRANSPORTATION BILLS TO THE GENERAL
SERVICES ADMINISTRATION FOR AUDIT (JUN 1997)
52.249-06	TERMINATION (COST-REIMBURSEMENT) (SEP 1996)
52.249-14	EXCUSABLE DELAYS (APR 1984)
52.253-01	COMPUTER GENERATED FORMS (JAN 1991)

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-
CONTRACT-RELATED FELONIES (MAR 1999)
252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)
252.204-7004	REQUIRED CENTRAL CONTRACTOR REGISTRATION (NOV 2001)
252.209-7000	ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION UNDER
THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY (NOV 1995)
252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE
GOVERNMENT OF A TERRORIST COUNTRY (MAR 1998)
252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (FEB 2003)
252.225-7014	PREFERENCE FOR DOMESTIC SPECIALTY METALS (APR 2003)
252.225-7031	SECONDARY ARAB BOYCOTT OF ISRAEL (APR 2003)
252.226-7001	UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC
ENTERPRISES-DOD CONTRACTS (SEP 2001)
252.227-7013	RIGHTS IN TECHNICAL DATA—NONCOMMERCIAL ITEMS (NOV 1995)

SECTION I F30602-03-C-0119

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

252.227-7016	RIGHTS IN BID OR PROPOSAL INFORMATION (JUN 1995)
252.227-7030	TECHNICAL DATA—WITHHOLDING OF PAYMENT (MAR 2000)
252.227-7036	DECLARATION OF TECHNICAL DATA CONFORMITY (JAN 1997)
252.227-7037	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA (SEP 1999)
252.231-7000	SUPPLEMENTAL COST PRINCIPLES (DEC 1991)
252.232-7003	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS (MAR 2003)
252.235-7010	ACKNOWLEDGMENT OF SUPPORT AND DISCLAIMER (MAY 1995)
Para (a), name of contracting agency(ies): ‘Air Force Research Laboratory’
Para (a), contract number(s): ‘F30602-03-C-0119’
Para (b), name of contracting agency(ies): ‘United States Air Force’
252.235-7011	FINAL SCIENTIFIC OR TECHNICAL REPORT (SEP 1999)
252.242-7000	POSTAWARD CONFERENCE (DEC 1991)
252.242-7004	MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM (DEC 2000)
252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT (MAR 1998)
252.244-7000	SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (DOD CONTRACTS) (MAR 2000)
252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA (MAY 2002)
252.247-7024	NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (MAR 2000)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES IN FULL TEXT

52.211-15 DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)

This is a rated order certified for national defense use, and the Contractor shall follow all the requirements of the Defense Priorities and Allocations System regulation (15 CFR 700).

52.244-06 SUBCONTRACTS FOR COMMERCIAL ITEMS (APR 2003)

(a) Definitions. As used in this clause—

“Commercial item” has the meaning contained in the clause at 52.202-1, Definitions.

“Subcontract” includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

(b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

(c) (1) The Contractor shall insert the following clauses in subcontracts for commercial items:

(i) 52.219-8, Utilization of Small Business Concerns (Oct 200) (15 U.S.C. 637(d)(2)(3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceed $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii) 52.222-26, Equal Opportunity (Apr 2002) (E.O.11246).

(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001) (38 U.S.C. 4212(a)).

SECTION I F30602-03-C-0119

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

(iv) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793).

(v) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Apr 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631) (flow down required in accordance with paragraph (d) of FAR clause 52.247-64).

(2) While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): http://farsite.hill.af.mil/

52.252-06 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the date of the clause.

(b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the name of the regulation.

SECTION I F30602-03-C-0119

PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

DOCUMENT	PGS	DATE	TITLE
EXHIBIT A	3	05 JUN 2003	Contract Data Requirements List (CDRL)

ATTACHMENT 1	7	05 JUN 2003	STATEMENT OF WORK ENTITLED POLYMER- BASED LINEARIZED EO MODULATOR

ATTACHMENT 2	1	01 JUN 1998	Identification and Assertion of Restrictions on the Government’s Use, Release, or Disclosure of Technical Data or Computer Software

SECTION J F30602-03-C-0119

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)	Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY

CLIN 0002	A	TDP ___ TM- ___ OTHER MGMT

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR

POLYMER-BASED LINEARIZED EO	F30602-03-C-0119	D-3-8635

1. DATA ITEM NO. A001	2. TITLE OF DATA ITEM CONTRACTOR’S PROGRESS, STATUS AND MANAGEMENT REPORT	3. SUBTITLE AFRL PROGRAM MANAGEMENT REPORT

4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-80227/T	5. CONTRACT REFERENCE PARAGRAPH 4.1.4.1 OF THE SOW	6. REQUIRING OFFICE AFRL/SNDP

7. DD250 REQ SEE BLOCK 16	9. DIST STATEMENT REQUIRED	10. FREQUENCY MONTHLY	12. DATE OF FIRST SUBMISSION SEE BLOCK 16		14. DISTRIBUTION b. COPIES
8. APP CODE	N/A	11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
N		0	SEE BLOCK 16	a. ADDRESSEE	Draft	Final
						Reg	Repro
16.REMARKS				SEE BLOCK 16

REFERENCE ITEM 2 AND 4, TAILORING. DELETE REQUIREMENTS CITED IN 10.2, 10.3.a, 10.3.i, 10.3.k, AND 10.3.o.

FOR THE REQUIREMENT AT 10.3.g, DOCUMENT THE ACTUAL COST FOR THE REPORTING PERIOD AND PROJECTED COST FOR THE NEXT FOLLOWING QUARTERLY PERIOD.

THE CONTRACTOR SHALL UTILIZE THE AFRL PROGRAM MANAGEMENT SYSTEM (KNOWN AS JIFFY) TO INPUT THE REQUIRED DATA AND ENTER THE FIRST REPORT WITHIN FORTY (40) DAYS AFTER CONTRACT AWARD AND MONTHLY THEREAFTER FOR THE LIFE OF THE CONTRACT.

THE REQUIRING OFFICE WILL PROVIDE INSTRUCTIONS FOR GAINING AUTHORIZATION TO ACCESS JIFFY, RESIDING AT THE FOLLOWING UNIFORM RESOURCE LOCATOR.

https://jiffy.rl.af.mil/

DO NOT INPUT DATA THAT IS CLASSIFIED OR SUBJECT TO EXPORT CONTROL TO JIFFY. SUBMIT SUCH DATA AS HARD COPY OR VIA THE SIPRNET AS COORDINATED WITH THE REQUIRING OFFICE.

INCLUDE THE FOLLOWING DISTRIBUTION IN JIFFY.

GOVERNMENT TECHNICAL POINT OF CONTACT GOVERNMENT BUYER ADMINISTRATIVE CONTRACTING POINT OF CONTACT OTHER RECIPIENTS AS COORDINATED WITH THE REQUIRING OFFICE

LIST THIS ITEM ON THE FINAL DD FORM 250.
15. TOTAL

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
DONALD R. LUBECKI	05 JUN 2003	BRIAN F. MCKEON	05 JUN 2003

DD Form 1423-1, SEP 97 (EG) (Computer Generated)	PREVIOUS EDITIONS ARE OBSOLETE	Page 1 of 3 Pages

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)	Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY

CLIN 0002	A	TDP TM- OTHER ADMN

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR

POLYMER-BASED LINEARIZED EO	F30602-03-C-0119	D-3-8635

1. DATA ITEM NO. A002	2. TITLE OF DATA ITEM PRESENTATION MATERIAL	3. SUBTITLE

4. AUTHORITY (Data Acquisition Document No.) DI-ADMN-81373		5. CONTRACT REFERENCE PARAGRAPH 4.1.4.3 OF THE SOW		6. REQUIRING OFFICE AFRL/SNDP

7. DD250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
SEE BLOCK 16		SEE BLOCK 16	SEE BLOCK 16		b. COPIES

8. APP CODE	TBD	11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION	a. ADDRESSEE	Draft	Final

N		SEE BLOCK 16	SEE BLOCK 16			Reg	Repro

16. REMARKS				AFRL/SNDP	1	1	0

BLOCK 2 AND 4, REFERENCE DD FORM 1664 OR FACSIMILE, TAILORING: WHEN DIRECTED BY THE GOVERNMENT, PROVIDE 8 X 10 INCH GLOSSY PRINT OF GOVERNMENT SELECTED VIEWGRAPHS PREPARED UNDER PARAGRAPH 10.1

THE CONTRACTOR SHALL SUBMIT DRAFT PRESENTATION MATERIAL WITHIN THREE (3) DAYS PRIOR TO EACH PRESENTATION VIA E-MAIL.

COORDINATE THE NUMBER OF COPIES AND DELIVERY MEDIA REQUIRED FOR EACH PRESENTATION WITH THE REQUIRING OFFICE.

LIST THIS ITEM ON THE FINAL DD FORM 250.

				15. TOTAL	1	1	0

G. PREPARED BY		H. DATE	I. APPROVED BY		J. DATE

PREVIOUS EDITIONS ARE OBSOLETE

Page 2 of 3 Pages

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)	Form Approved OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, Including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY

CLIN 0002	A	TDP ____ TM-_____ OTHER MISC

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR

POLYMER-BASED LINEARIZED EO	F30602-03-C-0119	D-3-8635

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE

A003	SCIENTIFIC AND TECHNICAL REPORTS	FINAL TECHNICAL REPORT

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE

DI-MISC-80711A/T	PARAGRAPH 4.1.4.2 OF THE SOW	AFRL/SNDP

7. DD250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
DD		ONE/R	SEE BLOCK 16		b. COPIES

8. APP CODE	TBD	11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION	a. ADDRESSEE	Draft	Final
A		0	SEE BLOCK 16			Reg	Repro
16. REMARKS				AFRL/IFOIP	0	2	1

REFERENCE ANSI Z39.18-1995: PAGE 3, TABLE 1; AND PAGE 18 – 20, PARAGRAPHS 5.3 – 5.4				SEE ALSO
INCLUDE A COVER AND REPORT DOCUMENTATION PAGE.

PREPARE REPORT FOR PRINTING ON WHITE 8 ½” X 11” BOND PAPER. MARGIN REQUIREMENTS ARE 1” TOP, 1 ½” BOTTOM, AND A MINIMUM OF 1” RIGHT AND LEFT.				BLOCK 16

INCLUDE PAGE NUMBERS CENTERED AT THE BOTTOM OF EACH PAGE.

FOR CLASSIFIED REPORTS, BOTTOM OF UPPER CLASSIFICATION MARKING WILL BE ¾” FROM TOP OF PAGE; BOTTOM OF LOWER CLASSIFICATION MARKING WILL BE ½” FROM BOTTOM OF PAGE.

THE CONTRACTOR SHALL SUBMIT TWO (2) HARD COPIES AND ONE (1) MICROSOFT WORD FORMAT FILE ON EITHER IBM PERSONAL COMPUTER COMPATIBLE FORMAT 3 ½” FLOPPY DISK, COMPACT DISK – READ ONLY MEMORY (CD-ROM), OR ZIP DISK FOR FINAL REVIEW BY THE AFRL PROJECT ENGINEER WITHIN THIRTY (30) DAYS AFTER COMPLETION OF CLIN 0001 TO:

AFRL/IFOIP (STINFO)
26 ELECTRONIC PARKWAY
ROME NY 13441-4514

THE GOVERNMENT WILL PROVIDE THE REPORT NUMBER AND DISTRIBUTION STATEMENT AFTER SUBMISSION OF THE REPORT. WITHIN THIRTY (30) DAYS AFTER RECEIPT THEREOF, AFRL/IFOIP WILL FORWARD ONE (1) CORRECTED (MARKED-UP) COPY (OR WRITTEN DIRECTIONS FOR REQUIRED CORRECTIONS) TO THE CONTRACTOR FOR CORRECTIONS. WITHIN THIRTY (30) DAYS AFTER RECEIPT, THE CONTRACTOR SHALL ACCOMPLISH THE CORRECTIONS AND RETURN ONE (1) CORRECTED DISK AND THE ORIGINAL MARKED-UP COPY TO AFRL/IFOIP.

REPRODUCTION AND DISTRIBUTION CONTROL OF THIS DOCUMENT WILL BE THE RESPONSIBILITY OF THE PROCURING ACTIVITY. OTHER MARKINGS WILL BE APPLIED AFTER RECEIPT OF THE DELIVERABLE DATA BY AFRL. SUBMISSION OF THE FINAL UPDATED REPORT TO AFRL/IFOIP SATISFIES THE REQUIREMENT AT DFARS 252.235-7011 TO SUBMIT FINAL REPORTS TO DTIC				15. TOTAL	0	2	1

G. PREPARED BY		H. DATE	I. APPROVED BY		J. DATE

DD Form 1423-1, SEP 97 (EG) (Computer Generated)	PREVIOUS EDITIONS ARE OBSOLETE

Page 3 of 3 pages

AIR FORCE RESEARCH LABORATORY

ROME RESEARCH SITE

ROME, NEW YORK

STATEMENT OF WORK

FOR

POLYMER-BASED LINEARIZED EO MODULATOR

D-3-8635

05 JUN 2003

(F30602-03-C-0119)

D-3-8635

TABLE OF CONTENT

1.0	OBJECTIVE	3

2.0	SCOPE	3

3.0	BACKGROUND	3

4.0	TECHNICAL REQUIREMENTS	5

D-3-8635

1.0 OBJECTIVE:

1.1 The objective of this effort is develop ultra-linear optical waveguide modulator technology for use in wideband high dynamic range microwave photonics systems using polymer-based materials, and also test and characterize the performance of the resultant devices for incorporation in low dispersion optical fiber links.

2.0 SCOPE:

2.1 The scope of this effort is to investigate (a) fabrication and testing of polymer directional coupler modulators, (b) increase the linearity of directional coupler modulators with pre-bias and post-bias electrodes, and (c) correlate theoretical and empirical data on sensitivities and properties of the directional coupler modulators.

3.0 BACKGROUND:

3.1 Photonic microwave-to-optical modulators (which convert electrical RF signals to optical signals for transmission over fiber optics) will be important to the success of future Air Force radar sensor systems, especially air- and space-based systems. Further advances must be made in the linear, distortion-free performance of these devices so that they will operate over a very large dynamic range of input signal levels.

3.2 While most modulators to date are based on LiNbO3, a body of work also exists in polymer waveguides. One of the advantages of the polymer waveguide modulator is that the optical and electrical modulating signal velocities are nearly equal, and therefore obtaining devices with responses at high frequencies, for example 110GHz modulating signal, may be simpler.

3.3 The transfer function of the directional coupler electro-optic external modulator is nonlinear, taking the approximate form of the sinc2 function. But by using multiple electrodes, one can change the functional form of the input voltage versus optical power output of the coupler to be more linear.

D-3-8635

3.4 Multiple electrode directional coupler modulators have shown promise but remain undeveloped, especially in the polymeric based electro-optic materials. The integration of design concepts and novel electro-optic materials and fabrication techniques will be based on polymeric systems.

3.5 The target specifications for a future deployable modulator are:

•	Sext> 0.75 per Volt

•	Switching Voltage, Vsw < 1 Volt

•	Optical fiber-fiber loss < 3 dB

•	SFDR > 130 dB in 1-Hz bandwidth

•	Bandwidth 2 - 20 GHz

The definition of the spur free dynamic range (SFDR) is the range of input power of a two tone modulation applied to the input of an optical link that is recoverable undistorted at the link output.

3.6 This development program consists of four phases, an on-going analysis phase plus three iterations of device fabrication. The analysis consists of theoretical modeling of a battery of test structures including passive directional couplers and their effective coupling lengths, single electrode active directional couplers, and three electrode active directional couplers. The results of the analysis will set a baseline for the fabrication processes in the other phases. Mask sets will be generated carrying a range of directional coupler widths and separations, centered on the theoretical device design center.

3.7 The remaining three phases will take an iterative approach to designing, fabricating, and testing three-electrode directional coupler modulators consisting of pre-bias and post-bias electrodes and a central signal electrode with direct current bias and containing an electro-optic polymer core. Test results and lesson learned from earlier phases will be used to iterate the design and improve fabrication processes. Although early phases may consist mostly of test structures, some complete device structures may also be included using best-guess parameters from the analysis phase.

D-3-8635

4.0 TECHNICAL REQUIREMENTS:

4.1 The contractor shall accomplish the following:

4.1.1 Fabricate and model passive polymer directional couplers.

4.1.2 Fabricate and model single electrode polymer directional coupler modulators.

4.1.3 Design, fabricate, and test directional coupler modulator for operation at 1310 or 1550 nanometer wavelength using polymer materials.

4.1.3.1 Design directional coupler test structures and optical modulators.

4.1.3.1.1 Design high frequency electrode structure for RF modulation of light

4.1.3.1.2 Design efficient optical waveguide to fiber interface.

4.1.3.1.3 Design photomasks to fabricate coupler test structures and modulator devices.

4.1.3.2 Fabricate directional coupler test structures and optical modulators.

4.1.3.2.1 Develop process sequence for fabricating the complete modulator device.

4.1.3.2.2 Fabricate test structures and directional coupler modulators including high-speed traveling wave electrodes.

4.1.3.2.3 Polish waveguide end-faces for chip level tests.

4.1.3.2.4 Fabricate optical fiber pigtails for testing and device assembly.

4.1.3.2.5 Fabricate metal enclosures for device assembly.

4.1.3.2.6 Attach optical fibers to the modulator device.

4.1.3.2.7 Assemble modulator device in a package.

4.1.3.3 Test directional coupler test structures and optical modulators.

D-3-8635

4.1.3.3.1 Develop test procedures for testing optical waveguides, directional coupling coefficients, optical loss and modulation characteristics of the modulator devices.

4.1.3.3.1.1 Measure optical loss of the waveguide and the directional coupler.

4.1.3.3.1.2 Measure coupling ratio for the various coupler test structures.

4.1.3.3.1.3 Measure device transfer characteristics.

4.1.3.3.1.4 Measure the switching voltage of the modulators.

4.1.3.3.1.5 Measure linearity and dynamic range of the modulators.

4.1.3.3.1.6 Characterize the electro-optical performance of the modulator from DC to 20GHz.

4.1.3.3.2 Compare device performance to design and make recommendations for future work.

4.1.4 Program Management

4.1.4.1 Continually determine the status of the effort and report progress toward accomplishment of Contract requirements. (see CDRL A001).

4.1.4.2 Document all technical work accomplished and information gained during the performance of this acquisition. This shall include all pertinent observations, nature of problems, positive as well as negative results, and design criteria established, where applicable: also procedures followed, processes developed, “Lessons Learned”, etc. The details of all technical work shall be documented to permit full understanding of the techniques and procedures used in evolving technology of processes developed. (see CDRL A003).

4.1.4.3 Conduct oral presentations at such times and places as designated in the contact schedule. These presentations shall provide the status of the technical progress made to

D-3-8635

date in the performance of the Contract. The presentations will be attended by approximately ten (10) Government personnel and shall not exceed four (4) hours, each. (see CDRL, A002).

4.1.5 Deliver to the Government samples of devices fabricated in this effort as specified in the contract schedule.

Identification and Assertion of Restrictions on the Government’s Use, Release, or

Disclosure of Technical Data or Computer Software.

The Offeror asserts for itself, or the persons identified below, that the Government’s rights to use, release, or disclose the following technical data or computer software should be restricted:

Technical Data or Computer Software to be Furnished With Restrictions	Basis for Assertion	Asserted Rights Category	Name of Person Asserting Restrictions
Technical Data	Developed at Private Expense	Limited	Lumera Corporation

Technical data to be delivered under this contract may include data pertaining to the following components, materials and processes: Nonlinear optical chromophores and polymers; electro-optic polymers including guest-host composites, crosslinkable guest-host systems, and chromophore side chain polymers; processes and chemicals for promoting adhesion between polymer layers; passive polymers used for electro-optic device cladding including organically modified sol gels and ultraviolet curable acrylates; Mach-Zehnder device designs including a lower polymer buffer layer, a lower polymer clad, an electro-optic polymer core, an upper polymer clad, and an upper polymer buffer clad; methods for fabricating waveguide cores including the use of hardmasks; and methods for removing etch vells from waveguides.

(01 JUL 1998)	Attachment No. 2

PART IV - REPRESENTATIONS AND INSTRUCTIONS

SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

I. NOTICE: The following solicitation provisions pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION SOLICITATION PROVISIONS

52.222-38	COMPLIANCE WITH VETERANS’ EMPLOYMENT REPORTING REQUIREMENTS (DEC 2001)

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT SOLICITATION PROVISIONS

252.209-7001	DISCLOSURE OF OWNERSHIP OR CONTROL BY THE GOVERNMENT OF A TERRORIST COUNTRY (MAR 1998)

II. NOTICE: The following solicitation provisions pertinent to this section are hereby incorporated in full text:

A. FEDERAL ACQUISITION REGULATION SOLICITATION PROVISIONS IN FULL TEXT

52.203-11 CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (DEVIATION) (APR 1991)

(Applicable only to this instant procurement, not to ‘any’ contract, and only if proposal or resultant contract is in excess of $100,000).

(a) The definitions and prohibitions contained in the clause, at FAR 52.203-12, Limitation on Payments to Influence Certain Federal Transactions, included in this solicitation, are hereby incorporated by reference in paragraph (b) of this certification.

(b) The offeror, by signing its offer, hereby certifies to the best of his or her knowledge and belief that on or after December 23, 1989 —

(1) No Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal contract, grant, loan, or cooperative agreement;

(2) If any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with this solicitation, the offeror shall complete and submit, with its offer, OMB standard form LLL, Disclosure of Lobbying Activities, to the Contracting Officer; and

(3) He or she will include the language of this certification in all subcontract awards at any tier and require that all recipients of subcontract awards in excess of $100,000 shall certify and disclose accordingly.

(c) Submission of this certification and disclosure is a prerequisite for making or entering into this contract imposed by section 1352, title 31, United States Code. Any person who makes an expenditure prohibited under this provision or who fails to file or amend the disclosure form to be filed or amended by this provision, shall be subject to a civil penalty of not less than $10,000, and not more than $100,000, for each such failure.

SECTION K F30602-03-C-0119
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PART IV - REPRESENTATIONS AND INSTRUCTIONS

SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

52.204-05 WOMEN-OWNED BUSINESS (OTHER THAN SMALL BUSINESS) (MAY 1999)

(a) Definition. “Women-owned business concern,” as used in this provision, means a concern that is at least 51 percent owned by one or more women; or in the case of any publicly owned business, at least 51 percent of its stock is owned by one or more women; and whose management and daily business operations are controlled by one or more women.

(b) Representation. (Complete only if the offeror is a women-owned business concern and has not represented itself as a small business concern in paragraph (b)(I) of FAR 52.219-1, Small Business Program Representation, of this solicitation.) The offeror represents that it ☐ is, ☒ is not a women-owned business concern.

52.209-05 CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED DEBARMENT, AND OTHER RESPONSIBILITY MATTERS (DEC 2001)

(a)

(1) The Offeror certifies, to the best of its knowledge and belief, that —

(i) The Offeror and/or any of its Principals —

(A) Are ☐ are not ☒ presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;

(B) Have ☐ have not ☒, within a three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, or receiving stolen property; and

(C) Are ☐ are not ☒ presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in paragraph (a)(1)(i)(B) of this provision.

(ii) The offeror has ☐ has not ☒ within a three-year period preceding this officer, had one or more contracts terminated for default by any Federal agency.

(2) “Principals,” for the purposes of this certification, means officers; directors; owners; partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a subsidiary, division, or business segment, and similar positions).

This Certification Concerns a Matter Within the Jurisdiction of an Agency of the United States and the Making of a False, Fictitious, or Fraudulent Certification May Render the Maker Subject to Prosecution Under Section 1001, Title 18, United States Code.

(b) The Offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

(c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the Offeror’s responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror nonresponsible.

SECTION K F30602-03-C-0119
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PART IV - REPRESENTATIONS AND INSTRUCTIONS

SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

(d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in, order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

(e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.

52.215-06 PLACE OF PERFORMANCE (OCT 1997)

(a) The offeror or respondent, in the performance of any contract resulting from this solicitation, ☐ intends, ☒ does not intend [check applicable block] to use one or more plants or facilities located at a different address from the address of the offeror or respondent as indicated in this proposal or response to request for information.

(b) If the offeror or respondent checks “intends” in paragraph (a) of this provision, it shall insert in the following spaces the required information:

Place of performance (street address, city, state, county, zip code)	Name and Address of Owner and Operator of the Plant or Facility if Other Than Offeror or Respondent
_________________________	_____________________________________

52.219-01 SMALL BUSINESS PROGRAM REPRESENTATIONS (APR 2002) - ALTERNATE I (APR 2002)

(a)

(1) The North American Industry Classification System (NAICS) code for this acquisition is 541710.

(2) The small business size standard is 500 employees.

(3) The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 500 employees.

(b) Representations.

(1) The offeror represents as part of its offer that it ☒ is, ☐ is not a small business concern.

(2) (Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents, for general statistical purposes, that it ☐ is, ☒ is not, a small disadvantaged business concern as defined in 13 CFR 124.1002.

(3) (Complete only if the offeror represented itself as a small business concern in paragraph (b)(l) of this provision.) The offeror represents as part of its offer that it ☐ is, ☒ is not a women-owned small business concern.

SECTION K F30602-03-C-0119
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PART IV - REPRESENTATIONS AND INSTRUCTIONS

SECTION K-REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

(4) (Complete only if the offeror represented itself as a small business concern in paragraph (b)(1), of this provision.) The offeror represents as part of its offer that it ☐ is, ☒ is not a veteran-owned small business concern.

(5) (Complete only if the offeror represented itself as a veteran-owned small business concern in paragraph (b)(4) of this provision.) The offeror represents as part of its offer that it ☐ is, ☐ is not a service-disabled veteran-owned small business concern.

(6) (Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents, as part of its offer, that–

(i) It ☐ is, ☒ is not a HUBZone small business concern listed, on the date of this representation, on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration, and no material change in ownership and control, principal office, or HUBZone employee percentage has occurred since it was certified by the Small Business Administration in accordance with 13 CFR part 126; and

(ii) It ☐ is, ☒ is not a joint venture that complies with the requirements of 13 CFR part 126, and the representation in paragraph (b)(6)(i) of this provision is accurate of the HUBZone small business concern or concerns that are participating in the joint venture. [The offeror shall enter the name or names of the HUBZone small business concern or concerns that are participating in the joint venture:     .] Each HUBZone small business concern participating in the joint venture shall submit a separate signed copy of the HUBZone representation.

(c) Definitions. As used in this provision–

“Service-disabled veteran-owned small business concern”-

(1) Means a small business concern-

(i) Not less than 51 percent of which is owned by one or more service-disabled veterans or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more service-disabled veterans; and

(ii) The management and daily business operations of which are controlled by one or more service-disabled veterans or, in the case of a veteran with permanent and severe disability, the spouse or permanent caregiver of such veteran.

(2) Service-disabled veteran means a veteran, as defined in 38 U.S.C. 101(2), with a disability that is service-connected, as defined in 38 U.S.C. 101(16).

“Small business concern,” means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR Part 121 and the size standard in paragraph (a) of this provision.

“Veteran-owned small business concern” means a small business concern-

(1) Not less than 51 percent of which is owned by one or more veterans (as defined at 38 U.S.C. 101(2)) or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more veterans; and

(2) The management and daily business operations of which are controlled by one or more veterans.

“Women-owned small business concern,” means a small business concern –

SECTION K F30602-03-C-0119
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PART IV - REPRESENTATIONS AND INSTRUCTIONS

SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

(1) That is at least 51 percent owned by one or more women; or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and

(2) Whose management and daily business operations are controlled by one or more women.

(d) Notice.

(1) If this solicitation is for supplies and has been set aside, in whole or in part, for small business concerns, then the clause in this solicitation providing notice of the set-aside contains restrictions on the source of the end items to be furnished.

(2) Under 15 U.S.C. 645(d), any person who misrepresents a firm’s status as a small, HUBZone small, small disadvantaged, or women-owned small business concern in order to obtain a contract to be awarded under the preference programs established pursuant to section 8(a), 8(d), 9, or 15 of the Small Business Act or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility, shall –

(i) Be punished by imposition of fine, imprisonment, or both;

(ii) Be subject to administrative remedies, including suspension and debarment; and

(iii) Be ineligible for participation in programs conducted under the authority of the Act.

Alternate I (Apr 2002). As prescribed in 19.307(a)(2), add the following paragraph (b) (7) to the basic provision:

(7) [Complete if offeror represented itself as disadvantaged in paragraph (b)(2) of this provision.] The offeror shall check the category in which its ownership falls:

☐ Black American.

☐ Hispanic American.

☐ Native American (American Indians, Eskimos, Aleuts, or Native Hawaiians).

☐ Asian-Pacific American (persons with origins from Burma, Thailand, Malaysia, Indonesia, Singapore, Brunei, Japan, China, Taiwan, Laos, Cambodia (Kampuchea), Vietnam, Korea, The Philippines, U.S. Trust Territory of the Pacific Islands (Republic of Palau), Republic of the Marshall Islands, Federated States of Micronesia, the Commonwealth of the Northern Mariana Islands, Guam, Samoa, Macao, Hong Kong, Fiji, Tonga, Kiribati, Tuvalu, or Nauru).

☐ Subcontinent Asian (Asian-Indian) American (persons with origins from India, Pakistan, Bangladesh, Sri Lanka, Bhutan, the Maldives Islands, or Nepal).

☐ Individual/concern, other than one of the preceding.

52.219-22 SMALL DISADVANTAGED BUSINESS STATUS (OCT 1999)

(a) General. This provision is used to assess an offeror’s small disadvantaged business status for the purpose of obtaining a benefit on this solicitation. Status as a small business and status as a small disadvantaged business for general statistical purposes is covered by the provision at FAR 52.219-1, Small Business Program Representation.

(b) Representations.

(1) General. The offeror represents, as part of its offer, that it is a small business under the size standard applicable to this acquisition; and either-

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☐ (i) It has received certification by the Small Business Administration as a small disadvantaged business concern consistent with 13 CFR 124, Subpart B; and

(A)No material change in disadvantaged ownership and control has occurred since its certification; and

(B)Where the concern is owned by one or more disadvantaged individuals, the net worth of each individual upon whom the certification is based does not exceed $750,000 after taking into account the applicable exclusions set forth at 13 CFR 124.104(c)(2); and

(C) It is identified, on the date of its representation, as a certified small disadvantaged business concern in the database maintained by the Small Business Administration (PRO-Net); or

☐ (ii) It has submitted a completed application to the Small Business Administration or a Private Certifier to be certified as a small disadvantaged business concern in accordance with 13 CFR124, Subpart B, and a decision on that application is pending, and that no material change in disadvantaged ownership and control has occurred since its application was submitted.

(2) ☐ For Joint Ventures. The offeror represents, as part of its offer; that it is a joint venture that complies with the requirements at 13 CFR 124.1002(f) and that the representation in paragraph (b)(l) of this provision is accurate for the small disadvantaged business concern that is participating in the joint venture. [The offeror shall enter the name of the small disadvantaged business concern that is participating in the joint venture: ☐.]

(c) Penalties and Remedies. Anyone who misrepresents any aspects of the disadvantaged status of a concern for the purposes of securing a contract or subcontract shall:

(1)Be punished by imposition of a fine, imprisonment, or both;

(2)Be subject to administrative remedies, including suspension and debarment; and

(3)Be ineligible for participation in programs conducted under the authority of the Small Business Act.

52.222-22 PREVIOUS CONTRACTS AND COMPLIANCE REPORTS (FEB1999)

The offeror represents that–

(a)It ☒ has, ☐ has not participated in a previous contract or subcontract subject to the Equal Opportunity clause of this solicitation;

(b)It ☒ has, ☐ has not, filed all required compliance reports; and

(c)Representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.

52.222-25 AFFIRMATIVE ACTION COMPLIANCE (APR 1984)

The offeror represents that

(a) It ☒ has developed and has on file, ☐ has not developed and does not have on file, at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2), or

(b) It ☐ has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.

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52.223-13 CERTIFICATION OF TOXIC CHEMICAL RELEASE REPORTING (OCT 2000)

(a) Submission of this certification is a prerequisite for making or entering into this contract imposed by Executive Order 12969, August 8, 1995.-

(b) By signing this offer, the offeror certifies that—

(1) As the owner or operator of facilities that will be used in the performance of this contract that are subject to the filing and reporting requirements described in section 313 of the Emergency Planning and Community Right-to-Know Act of 1986 (EPCRA) (42 U.S.C. 11023) and section 6607 of the Pollution Prevention Act of 1990 (PPA) (42 U.S.C. 13106), the offeror will file and continue to file for such facilities for the life of the contract the Toxic Chemical Release Inventory Form (Form R) as described in sections 313(a) and (g) of EPCRA and section 6607 of PPA; or–

(2) None of its owned or operated facilities to be used in the performance of this contract is subject to the Form R filing and reporting requirements because each such facility is exempt for at least one of the following reasons: (Check each block that is applicable.)-

☐ (i) The facility does not manufacture, process, or otherwise use any toxic chemicals listed under section 313(c) of EPCRA, 42 U.S.C. 11023(c);-

☐ (ii) The facility does not have 10 or more full-time employees as specified in section 313(b)(1)(A) of EPCRA, 42 U.S.C. 11023(b)(1)(A);-

☒ (iii) The facility does not meet the reporting thresholds of toxic chemicals established under section 313(f) of EPCRA, 42 U.S.C. 11023(f) (including the alternate thresholds at 40 CFR 372.27, provided an appropriate certification form has been filed with EPA);

☐ (iv) The facility does not fall within Standard Industrial Classification Code (SIC) major groups 20 through 39 or their corresponding North American Industry Classification System (NAICS) sectors 31 through 33; or

☐ (v) The facility is not located within any State of the United States, the District of Columbia, the Commonwealth of Puerto Rico, Guam, American Samoa, the United States Virgin Islands, the Northern Mariana Islands, or any other territory or possession over which the United States has jurisdiction.

52.226-02 HISTORICALLY BLACK COLLEGE OR UNIVERSITY AND MINORITY INSTITUTION REPRESENTATION (MAY 2001)

(a) Definitions. As used in this provision –

“Historically Black College or University” means an institution determined by the Secretary of Education to meet the requirements of 34 CFR 608.2. For the Department of Defense, the National Aeronautics and Space Administration, and the Coast Guard, the term also includes any nonprofit research institution that was an integral part of such a college or university before November 14, 1986.

“Minority Institution” means an institution of higher education meeting the requirements of Section 1046(3) of the Higher Education Act of 1965 (20 U.S.C. 1067k, including a Hispanic-serving institution of higher education, as defined in Section 316(b)(1) of the Act (20 U.S.C. 1101a)).

(b) Representation. The offeror represents that it–

☐ is ☒ is not a historically black college or university;

☐ is ☒ is not a minority institution.

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52.227-06 ROYALTY INFORMATION (APR 1984)

(a) Cost or charges for royalties. When the response to this solicitation contains costs or charges for royalties totaling more than $250, the following information shall be included in the response relating to each separate item of royalty or license fee:

(1) Name and address of licensor.

(2) Date of license agreement.

(3) Patent numbers, patent application serial numbers, or other basis on which the royalty is payable.

(4) Brief description, including any part or model numbers of each contract item or component on which the royalty is payable.

(5) Percentage or dollar rate of royalty per unit.

(6) Unit price of contract item.

(7) Number of units.

(8) Total dollar amount of royalties.

(b) Copies of current licenses. In addition, if specifically requested by the Contracting Officer before execution of the contract, the offeror shall furnish a copy of the current license agreement and an identification of applicable claims of specific patents.

52.230-01 COST ACCOUNTING STANDARDS NOTICES AND CERTIFICATION (JUN 2000)

Note: This notice does not apply to small businesses or foreign governments. This notice is in three parts, identified by Roman numerals I through III.

Offerors shall examine each part and provide the requested information in order to determine Cost Accounting Standards (CAS) requirements applicable to any resultant contract.

If the offeror is an educational institution, Part II does not apply unless the contemplated contract will be subject to full or modified CAS coverage pursuant to 48 CFR 9903.201-2(c)(5) or 9903.201-2(c)(6), respectively.

I. DISCLOSURE STATEMENT–COST ACCOUNTING PRACTICES AND CERTIFICATION

(a) Any contract in excess of $500,000 resulting from this solicitation will be subject to the requirements of the Cost Accounting Standards Board (48 CFR Chapter 99), except for those contracts which are exempt as specified in 48 CFR 9903.201-1.

(b) Any offeror submitting a proposal which, if accepted, will result in a contract subject to the requirements of 48 CFR Chapter 99 must, as a condition of contracting, submit a Disclosure Statement as required by 48 CFR 9903.202. When required, the Disclosure Statement must be submitted as a part of the offeror’s proposal under this solicitation unless the offeror has already submitted a Disclosure Statement disclosing the practices used in connection with the pricing of this proposal. If an applicable Disclosure Statement has already been submitted, the offeror may satisfy the requirement for submission by providing the information requested in paragraph (c) of Part I of this provision.

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CAUTION: In the absence of specific regulations or agreement, a practice disclosed in a Disclosure Statement shall not, by virtue of such disclosure, be deemed to be a proper, approved, or agreed-to practice for pricing proposals or accumulating and reporting contract performance cost data.

(c) Check the appropriate box below:

☐ (1) Certificate of Concurrent Submission of Disclosure Statement.

The offeror hereby certifies that, as a part of the offer, copies of the Disclosure Statement have been submitted as follows: (i) original and one copy to the cognizant Administrative Contracting Officer (ACO) or cognizant Federal agency official authorized to act in that capacity (Federal official), as applicable, and (ii) one copy to the cognizant Federal auditor.

(Disclosure must be on Form No. CASB DS-1 or CASB DS-2, as applicable. Forms may be obtained from the cognizant ACO or Federal official and/or from the loose-leaf version of the Federal Acquisition Regulation.)

Date of Disclosure Statement: ________________________

Name and Address of Cognizant ACO or Federal Official Where Filed:

_________________________________

The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the Disclosure Statement.

☐ (2) Certificate of Previously Submitted Disclosure Statement.

The offeror hereby certifies that the required Disclosure Statement was filed as follows:

Date of Disclosure Statement: _________________________ Name and Address of Cognizant ACO or Federal

Official Where Filed: ____________________________

The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the applicable Disclosure Statement.

☐ (3) Certificate of Monetary Exemption.

The offeror hereby certifies that the offeror, together with all divisions, subsidiaries, and affiliates under common control, did not receive net awards of negotiated prime contracts and subcontracts subject to CAS totaling $50 million or more in the cost accounting period immediately preceding the period in which this proposal was submitted. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

☐ (4) Certificate of Interim Exemption.

The offeror hereby certifies that (i) the offeror first exceeded the monetary exemption for disclosure, as defined in (3) of this subsection, in the cost accounting period immediately preceding the period in which this offer was submitted and (ii) in accordance with 48 CFR 9903.202-1, the offeror is not yet required to submit a Disclosure Statement. The offeror further certifies that if an award resulting from this proposal has not been made within 90 days after the end of that period, the offeror will immediately submit a revised certificate to the Contracting Officer, in the form specified under subparagraph (c)(1) or (c)(2) of Part I of this provision, as appropriate, to verify submission of a completed Disclosure Statement.

CAUTION: Offerors currently required to disclose because they were awarded a CAS-covered prime contract or subcontract of $50 million or more in the current cost accounting period may not claim this exemption (4). Further, the exemption applies only in connection with proposals submitted before expiration of the 90-day period following the cost accounting period in which the monetary exemption was exceeded.

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II. COST ACCOUNTING STANDARDS-ELIGIBILITY FOR MODIFIED CONTRACT COVERAGE

If the offeror is eligible to use the modified provisions of 48 CFR 9903.201-2(b) and elects to do so, the offeror shall indicate by checking the box below. Checking the box below shall mean that the resultant contract is subject to the Disclosure and Consistency of Cost Accounting Practices clause in lieu of the Cost Accounting Standards clause.

☐ The offeror hereby claims an exemption from the Cost Accounting Standards clause under the provisions of 48 CFR 9903.201-2(b) and certifies that the offeror is eligible for use of the Disclosure and Consistency of Cost Accounting Practices clause because during the cost accounting period immediately preceding the period in which this proposal was submitted, the offeror received less than $50 million in awards of CAS-covered prime contracts and subcontracts. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

Caution: An offeror may not claim the above eligibility for modified contract coverage if this proposal is expected to result in the award of a CAS-covered contract of $50 million or more or if, during its current cost accounting period, the offeror has been awarded a single CAS-covered prime contract or subcontract of $50 million or more.

III. ADDITIONAL COST ACCOUNTING STANDARDS APPLICABLE TO EXISTING CONTRACTS

The offeror shall indicate below whether award of the contemplated contract would, in accordance with subparagraph (a)(3) of the Cost Accounting Standards clause, require a change in established cost accounting practices affecting existing contracts and subcontracts.

☐ YES ☐ NO

B. DEFENSE FAR SUPP SOLICITATION PROVISIONS IN FULL TEXT

252.227-7017 IDENTIFICATION AND ASSERTION OF USE, RELEASE, OR DISCLOSURE

RESTRICTIONS (JUN 1995)

(a) The terms used in this provision are defined in following clause or clauses contained in this solicitation—

(1) If a successful offeror will be required to deliver technical data, the Rights in Technical Data—Noncommercial Items clause, or, if this solicitation contemplates a contract under the Small Business Innovative Research Program, the Rights in Noncommercial Technical Data and Computer Software—Small Business Innovative Research (SBIR) Program clause.

(2) If a successful offeror will not be required to deliver technical data, the Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation clause, or, if this solicitation contemplates a contract under the Small Business Innovative Research Program, the Rights in Noncommercial Technical Data and Computer Software—Small Business Innovative Research (SBIR) Program clause.

(b) The identification and assertion requirements in this provision apply only to technical data, including computer software documentation, or computer software to be delivered with other than unlimited rights. For contracts to be awarded under the Small Business Innovative Research Program, the notification and identification requirements do not apply to technical data or computer software that will be generated under the resulting contract. Notification and identification is not required for restrictions based solely on copyright.

(c) Offers submitted in response to this solicitation shall identify, to the extent known at the time an offer is submitted to the Government, the technical data or computer software that the Offeror, its subcontractors or suppliers, or potential subcontractors or suppliers, assert should be furnished to the Government with restrictions on use, release, or disclosure.

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(d) The Offeror’s assertions, including the assertions of its subcontractors or suppliers or potential subcontractors or suppliers shall be submitted as an attachment to its offer in the following format, dated and signed by an official authorized to contractually obligate the Offeror:

Identification and Assertion of Restrictions on the Government’s Use, Release, or Disclosure of Technical Data or Computer Software.

The Offeror asserts for itself, or the persons identified below, that the Government’s rights to use, release, or disclose the following technical data or computer software should be restricted:

Technical Data or Computer Software to be Furnished With Restrictions*	Basis for Assertion**	Asserted Rights Category***	Name of Person Asserting Restrictions****

*	For technical data (other than computer software documentation) pertaining to items, components, or processes developed at private expense, identify both the deliverable technical data and each such item, component, or process. For computer software or computer software documentation identify the software or documentation.

**	Generally, development at private expense, either exclusively or partially, is the only basis for asserting restrictions. For technical data, other than computer software documentation, development refers to development of the item, component, or process to which the data pertain. The Government’s rights in computer software documentation generally may not be restricted. For computer software, development refers to the software. Indicate whether development was accomplished exclusively or partially at private expense. If development was not accomplished at private expense, or for computer software documentation, enter the specific basis for asserting restrictions.

***	Enter asserted rights category (e.g., government purpose license rights from a prior contract, rights in SBIR data generated under another contract, limited, restricted, or government purpose rights under this or a prior contract, or specially negotiated licenses).

****	Corporation, individual, or other person, as appropriate.

*****	Enter “none” when all data or software will be submitted without restrictions.

Date	6/19/03

Printed Name and Title	Thomas D. Mino

Signature	/s/ Thomas D. Mino

(End of identification and assertion)

(e) An offeror’s failure to submit, complete, or sign the notification and identification required by paragraph (d) of this provision with its offer may render the offer ineligible for award.

(f) If the Offeror is awarded a contract, the assertions identified in paragraph (d) of this provision shall be listed in an attachment to that contract. Upon request by the Contracting Officer, the Offeror shall provide sufficient information to enable the Contracting Officer to evaluate any listed assertion.

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252.247-7022 REPRESENTATION OF EXTENT OF TRANSPORTATION BY SEA (AUG 1992)

(a) The Offeror shall indicate by checking the appropriate blank in paragraph (b) of this provision whether transportation of supplies by sea is anticipated under the resultant contract. The term “supplies” is defined in the Transportation of Supplies by Sea clause of this solicitation.

(b) Representation. The Offeror represents that it—

☐ Does anticipate that supplies will be transported by sea in the performance of any contract or subcontract resulting from this solicitation.

☒ Does not anticipate that supplies will be transported by sea in the performance of any contract or subcontract resulting from this solicitation.

(c) Any contract resulting from this solicitation will include the Transportation of Supplies by Sea clause. If the Offeror represents that it will not use ocean transportation, the resulting contract will also include the Defense FAR Supplement clause at 252.247-7024, Notification of Transportation of Supplies by Sea.

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DFARS 252.227-7017 IDENTIFICATION AND ASSERTION OF USE, RELEASE, OR DISCLOSURE RESTRICTIONS (JUN 1995)

(a) The terms used in this provision are defined in following clause or clauses contained in this solicitation-

(1) If a successful offeror will be required to deliver technical data, the Rights in Technical Data-Noncommercial Items clause, or, if this solicitation contemplates a contract under the Small Business Innovation Research Program, the Rights in Noncommercial Technical Data and Computer Software-Small Business Innovation Research (SBIR) Program clause.

(2) If a successful offeror will not be required to deliver technical data, the Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation clause, or, if this solicitation contemplates a contract under the Small Business Innovation Research Program, the Rights in Noncommercial Technical Data and Computer Software-Small Business Innovation Research (SBIR) Program clause.

(b) The identification and assertion requirements in this provision apply only to technical data, including computer software documents, or computer software to be delivered with other than unlimited rights. For contracts to be awarded under the Small Business Innovative Research Program, the notification requirements do not apply to technical data or computer software that will be generated under the resulting contract. Notification and identification is not required for restrictions based solely on copyright.

(c) Offers submitted in response to this solicitation shall identify, to the extent known at the time an offer is submitted to the Government, the technical data or computer software that the Offeror, its subcontractors or suppliers, or potential subcontractors or suppliers, assert should be furnished to the Government with restrictions on use, release, or disclosure.

(d) The Offeror’s assertions, including the assertions of its subcontractors or suppliers or potential subcontractors or suppliers shall be submitted as an attachment to its offer in the following format, dated and signed by an official authorized to contractually obligate the Offeror:

Identification and Assertion of Restrictions on the Government’s Use, Release, or Disclosure of Technical Data or Computer Software.

The Offeror asserts for itself, or the persons identified below, that the Government’s rights to use, release, or disclose the following technical data or computer software should be restricted:

Technical Data or Computer Software to be Furnished With Restrictions*	Basis for Assertion**	Asserted Rights Category***	Name of Person Asserting Restrictions ****
(List)*****	(List)	(List)	(List)

*	For technical data (other than computer software documentation) pertaining to items, component, or processes developed at private expense, identify both the deliverable technical data and each such items, component, or process. For computer software or computer software documentation identify the software or documentation.

**	Generally, development at private expense, either exclusively or partially, is the only basis for asserting restrictions. For technical data, other than computer software documentation, development refers to development of the item, component, or process to which the data pertain. The Government’s rights in computer software documentation generally may not be restricted. For computer software, development refers to the software. Indicate whether development was accomplished exclusively or partially at private expense. If development was not accomplished at private expense, or for computer software documentation, enter the specific basis for asserting restrictions.

***	Enter asserted rights category (e.g., government purpose license rights from a prior contract, rights in SBIR data generated under another contract, limited, restricted, or government purpose rights under this or a prior contract, or specially negotiated licenses).

****	Corporation, individual, or other person, as appropriate.

*****	Enter “none” when all data or software will be submitted without restrictions.

Date 6/19/03

Printed Name and Title	THOMAS MINO CEO

Signature	/s/ Thomas D. Mino

(End of identification and assertion)

(e) An offeror’s failure to submit, complete, or sign the notification and identification required by paragraph (d) of this provision with its offer may render the offer ineligible for award.

(f) If the Offeror is awarded a contract, the assertions identified in paragraph (d) of this provision shall be listed in an attachment to that contract. Upon request by the Contracting Officer, the Offeror shall provide sufficient information to enable the Contracting Officer to evaluate any listed assertion.

DFARS 252.227-7028 TECHNICAL DATA OR COMPUTER SOFTWARE PREVIOUSLY DELIVERED TO THE GOVERNMENT (JUN 1995)

The Offeror shall attach to its offer an identification of all documents or other media incorporating technical data or computer software it intends to deliver under this contract with other than unlimited rights that are identical or substantially similar to documents or other media that the Offeror has produced for, delivered to, or is obligated to deliver to the Government under any contract or subcontract. The attachment shall identify:

(a) The contract number under which the data or software were produced;

(b) The contract number under which, and the name and address of the organization to whom, the data or software were most recently delivered or will be delivered; and

(c) Any limitations on the Government’s rights to use or disclose the data or software, including, when applicable, identification of the earliest date the limitations expire.